TILESHOP.COM INVESTOR PRESENTATION January 2013

TILESHOP.COM Forward Looking Statements and Non - GAAP Information 2 These slides and accompanying oral presentation contain forward - looking statements . These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward - looking statements . In some cases, you can identify forward - looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology . You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements . Factors that could materially affect actual results, levels of activity, performance or achievements include those listed under the caption “Risk Factors” in our Preliminary Prospectus dated December 10 , 2012 . If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected . Any forward - looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity . We assume no obligation to publicly update or revise these forward - looking statements for any reason, whether as a result of new information, future events, or otherwise . These slides and accompanying oral presentation contain also contain non - GAAP measures of financial results that we believe provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations . We believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other specialty retailers, many of which present similar non - GAAP financial measures to investors . Our management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . We urge investors to review the reconciliation of our non - GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business .

LEADING SPECIALTY RETAILER OF TILE



- Founded in 1985 by CEO Bob Rucker
- Dedicated retailer to the home tile market
  - ◇ Products include ceramic tile, stone tile, application material and accessories
  - ◇ Broad, diverse offering of ~4,000 products
  - ◇ 68[1] stores in 22 states; three distribution centers [fourth purchased]
  - ◇ Geographically distributed in the midwest and mid-atlantic U.S.
- Average store is 23,000 square feet
- LTM Net Sales: $174 million[2]
- LTM Adj. EBITDA: $49 million[2] (28% Adj. EBITDA margin)





(1) Store count as of December 31, 2012.
(2) LTM represents the last twelve month period ended September 30, 2012. See Adjusted EBITDA reconciliation in appendix for detail.

The Tile Shop 3 TILESHOP.COM

TILESHOP.COM THE TILE SHOP BUSINESS MODEL 4

TILESHOP.COM TILE SHOP’S KEYS TO CONTINUED SUCCESS 5 Better Buying Unique Sourcing Model Better Presentation Eye - Catching Product Layout Better Selling Incentivized and Knowledgeable Sales Team Best - in - Class EBITDA margins 2 8% (1) Adjusted EBITDA as of LTM September 30, 2012 , s ee adjusted EBITDA reconciliation in appendix for detail. 1 3 2 (1)

TILESHOP.COM VERTICALLY INTEGRATED VALUE CHAIN 6 Value Chain Typical Retailer Final Retail Sale 3 rd Party Sourcing Final Retail Sale Direct Sourcing Raw Materials Consult & Influence Manufacturing Process Acquire Finished Stone & Ceramic in Origin Country Self Manufacture of Setting Materials Control All Product Shipments Origin Country Retail Store 3 rd Party Manufacturer 3 rd Party Distributor 3 rd Party Wholesaler 3 rd Party Logistics TTS Controls The Entire Process… Competing Retailers Buy From 3 rd Party Suppliers

TILESHOP.COM BROAD PRODUCT ASSORTMENT AND SERVICE 7 Stone Products Ceramic Products Setting and Maintenance Products With Over 4,000 SKUs Tile Shop is a “One - Stop” Customer Tile and Décor Destination Essential & Complementary Products… …Bring Vision to Reality TTS Product Systems TTS Product Systems Customer Empowerment (53% of Net Sales) (29% of Net Sales) (18% of Net Sales) (1) Based on 2011 Net Sales. (1) (1) (1)

EXTENSIVE SELECTION OF TILE ACCESSORIES

HAND CARVED SINKS

VESSEL SINK
Contemporary, elegant and rustic appeal

WALL & COUNTER EDGES

PRESCOTT SINK RAIL
Chair rail or counter top edge

MARTEL & OUT CORNER
Cap a partially tiled wall

BARNES & OUT CORNER
Cap a partially tiled wall

CAPITAL & OUT CORNER
Cap a partially tiled wall

SMYRNA
Cap a partially tiled wall

WALL TILE EDGE

BULLNOSE
Tile piece used to cap the top or side of a tiled wall

SHOWER CURB

SHOWER BASE
A solid top to the shower curb



PENCILS & BORDERS

SOMERSET PENCIL
Thin decorative accent that breaks up space between tiles

DURAND PENCIL
A medium decorative accent that breaks up space between tiles

PEPIN CIGAR
Thicker decorative accent that breaks up space between tiles

NELSON
Thickest decorative accent that breaks up space between tiles

ELBA
Thin decorative square that breaks up space between tiles

CUMBERLAND
Thick decorative square that breaks up space between tiles

FLOOR TO WALL TRANSITIONS

BASE
Line the base of a wall as a finishing piece

SKIRTING & OUT CORNER
Line the base of a wall as a finishing piece

WALL TILE OUT CORNER

CORSICA
Finishing corner piece for wall tile

DECORATION

LISTELLO
Intricate border accent

The Tile Shop
8
TILESHOP.COM

TILESHOP.COM STRIKING VISUAL PRODUCT PRESENTATION 9 ~60 Full Size Room Displays Showcasing Creative Ideas and Unique Combinations

TILESHOP.COM CUSTOMER EMPOWERMENT 10 Free, Weekly Do - It - Yourself Classes

KNOWLEDGEABLE AND MOTIVATED SALES FORCE

- Highly trained design / sales consultants
  - Average tenure of store managers ~5 years
  - Store managers promoted from within
- Manager and salesforce compensation tied to store level profitability
  - Compensation well above industry standards
    - Average store manager: $100K+
    - Average sales associate: $50K+
  - Empowers associates to meet competitive prices
    - Results in higher "close rates"
  - Promotes loyalty of managers
    - Modest 8-10% turnover / year
- Innovative customer engagement service
  - Mobile hand held iPOS[1] sales technology
  - Real-time access to warehouse inventory empowers salespeople
  - Ability to "show and upsell" on showroom floor avoids register purchase abandonment
  - Weekly DIY classes educate customers on tile features and installation


The Tile Shop

(1) Mobile point-of-sales system.

The Tile Shop

11

TILESHOP.COM

TILESHOP.COM TILE SHOP INVESTMENT CONSIDERATIONS 12

TILESHOP.COM  WHAT MAKES THE TILE SHOP COMPELLING? 13 Management Team 1 No Established National Player 5      Consistent Comps 2 Dramatic Growth Opportunity 4 Control Branding 6  Best - in - Class Margins 9 Compelling New Store Returns 3 (1) Refers to specialty tile retailers . Favorable Macro Environment Internal Cash Funds Growth 7  8  9

1 EXPERIENCED MANAGEMENT TEAM

Bob Rucker — Founder & CEO

- Founded Tile Shop in 1985
- Personally involved in "sourcing"
- Oversees management team and high level company operations

Tim Clayton — CFO

- 30 years of financial management experience
- Former PwC Partner, 9+ years
- 10 years of public company, CFO experience
- Former CFO of Adesa

Joseph Kinder — Sr VP, Operations

- 20 years with The Tile Shop
- Oversees distribution and manufacturing
- Manages international purchasing and purchasing agents

Carl Randazzo — Sr VP, Retail

- 20 years with The Tile Shop
- Started as store manager
- Oversees all stores and store management
- Manages real estate and marketing

Bill Watts — Chairman

- Former CEO of GNC (1991–2001)
- Chairman of Mattress Firm (Nasdaq: MFRM)
- Board member of Brookstone

The Tile Shop
14
TILESHOP.COM

TILESHOP.COM 9.9% 3.1% 5.9% Q1 2012 Q2 2012 Q3 2012 11.2% 3.4% (3.4%) (4.6%) 6.4% 5.5% 9.7% (7.5%) (13.2%) 5.3% 4.1% 11.4% 2006 2007 2008 2009 2010 2011 2012 YTD INDUSTRY LEADING PERFORMANCE 15 Same Store Sales Growth 200 6 – 2012 YTD Same Store Sales Growth Consistently Better than Industry Average (1) Industry figures represent manufacturer total floor covering sales. Catalina Research Floor Coverings Annual Report and Quarterly Update www.CatalinaReports.com . (1) 2 Tile Shop 2012 Annual Growth: Tile Shop Vs. Industry Quarterly Growth: (23.8%)

TILESHOP.COM SUPERIOR UNIT ECONOMICS 16 Cash Payback 2. 5 Years New Store Assumptions (1) Annualized Q4 run rate store level operating profit before pre - opening cost, depreciation and amortization . (2) Includes gross capex (net of tenant improvements) and inventory. (3) Average adjusted 4 - wall contribution during the first 3 years of operation divided by Net Cash Investment. 3 Year 1 Year 3 Store Sales $1,900,000 $2,500,000 Adj. 4-Wall Contribution (1) $400,000 $700,000 Adj. 4-Wall Contribution Margin (1) 21% 28% Net Cash Investment (2) $1,400,000 Cash on Cash Return (3) 40%

TILESHOP.COM DRAMATIC GROWTH POTENTIAL 17 4 Double The Store Base Over Next Several Years (1) As of December 31, 2012. (1) 130 - 140 14 18 20 28 32 33 39 42 43 48 53 68 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A Today Future

TILESHOP.COM 2 DC’s and $10MM FROM NATIONAL DIST. CAPABILITY 18 Infrastructure Currently in Place for Next 100 Stores (1) Represents the potential location of future d istribution f acilities for illustrative purposes only . 5 Future Distribution Facilities States with (1) 1 1 6 3 5 2 2 7 4 2 3 2 2 2 5 4 1 2 Illustrative Range of Additional Distribution Facilities Currently Serviceable by Existing DC’s Spring Valley, WI Ottawa Lake, MI Ridgeway, VA 1 Existing Distribution Facilities 6 6 1 Durant, OK

TILESHOP.COM NO NATIONAL SPECIALTY TILE RETAILER 19 5 Regional Flooring Local Flooring Factory - Direct National Aspirations (1) Store count as of December 31, 2012. (1) Competitor # of Stores Customer Focus Primary Region / # of States Arizona Tile 44 Contractor Western / 7 Floor & Décor 32 Home Owner S., S.E., S.W., Midwest / 10 Tile America / Best Tile 31 Home Owner Midatlantic / 10 World of Tile 15 Contractor / Home Owner S.W. / 3 (AZ, NM, CO) Century Tile 12 Contractor / Home Owner Midwest / 1 (IL) Cancos Tile & Stone 12 Contractor / Home Owner N.East / 2 (NY, NJ) Fuda Tile 5 Contractor / Home Owner N.East / 1 (NJ) Sunderland Brothers 5 Contractor / Home Owner Midwest / 5 Nonn's Design 3 Contractor / Home Owner Midatlantic / 1 (WI) Daltile 41 Contractor S. East, West / 21 Florida Tile 19 Contractor S. East / 1 (FL) 68 Contractor / Home Owner Central / Midwest / S. East / Midatlantic / North East / 21

TILESHOP.COM VIRTUALLY ALL PRODUCTS ARE “CONTROL” BRANDED 20 6 2011 Sales by Segment ▪ Vertically integrated process ▪ Over 4,000 SKUs of “control” branded products ▪ “Control” branding provides a competitive advantage: ▪ Cost Benefit:  Better Pricing  Exceptional Consumer Value  High Margins ▪ Product Availability:  Proprietary Designs  Influenced & Self Manufacturing Tile Shop Private Label Brands Ceramic Products Stone Products Setting and Maintenance Products (29% of Net Sales) (53% of Net Sales) (18% of Net Sales) Virtually All “Control” Branded Products

TILESHOP.COM 21 7 COMPELLING INDUSTRY DYNAMICS Volume Share by Flooring Category 2006 – Present Hard Surface +7% Market Share Source: Catalina U.S. Floor Coverings Industry Trends July 2012 and Catalina Floor Coverings Quarterly Update September 2012. (1) As of September 30, 2012. (2) LTM growth percentages represent quarter over quarter growth. Volume Growth: Hard Surface & Ceramic and Stone Ceramic and Stone volume growth Hard Surface volume growth Annual Quarter – O ver – Quarter 4.4% 0.6% 1.8% 2.8% 2.0% 6.3% 3.9% 4.7% 3.4% 8.3% 0.00% 2010 2011 LTM Q1 LTM Q2 LTM Q3 2006: Present (1): Total Hard Surface 36% Soft Surface 64% Total Hard Surface 43% Soft Surface 57%

TILESHOP.COM MACRO INDICATORS SUPPORT INDUSTRY GROWTH 22 Source: National Association of Realtors, Thomson Reuters / University of Michigan. Note: Data represents quarter over quarter growth. 16.6% 8.0% (3.0%) 12.3% 2.6% 4.9% 4.5% 11.0% (17.5%) (5.6%)(5.3%) (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Exisitng Home Sales Q-o-Q Growth Continued Improvement in 2012 28.4% 7.3% 2.8% (12.8%) (6.2%) 12.9% 3.5% 21.0% (8.3%) (5.9%) (7.2%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Consumer Confidence Index Q-o-Q Growth Continued Improvement in 2012 Existing Home Sales Consumer Confidence Index 7

TILESHOP.COM 30% 28% 12% 11% 20% 11% 13% 11% 10% 26% 27% 28% 28% 28% 27% 19% 2008A 2009A 2010A 2011A LTM LULU FRAN KORS MFRM TFM AZO GNC DKS HD TSCO LL BEST - IN - CLASS MARGINS 23 The Tile Shop vs. Peers: LTM Adj. EBITDA Margins Source: Company SEC filings, LTM Adj. EBITDA margins based on most recently reported financial results. Note: All margin figures shown for Tile Shop reflect Adjusted EBITDA margins. (1) Based on LTM Adjusted EBITDA for the period ended September 30, 2012. See adjusted EBITDA reconciliation in appendix fo r d etail. 8 2008A 2009A 2010A 2011A LTM High Growth Retailers Best - in - Class Home Improvement (1)

TILESHOP.COM (4.6%) 11.4% 6.4% 5.5% 2009 2010 2011 YTD Sept 2012 $32 $38 $43 $49 2009 2010 2011 LTM Sept 2012 $116 $135 $153 $174 2009 2010 2011 LTM Sept 2012 CONSISTENT FINANCIAL PERFORMANCE 24 ($ in Millions) % Margin ($ in Millions) Same Store Sales Adj. EBITDA (1) Number of Stores Net Sales 27% 28% 28% 28% (1) As of December 31, 2012. (2) See Adjusted EBITDA reconciliation in appendix for detail. (1) 43 48 53 68 2009 2010 2011 Today 9

TILESHOP.COM 2009 2010 2011 LTM Sept 2012 1 5 5 9 2009 2010 2011 YTD Sept 2012 $13 $11 $11 $11 2009 2010 2011 LTM Sept 2012 $32 $38 $43 $49 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 2009 2010 2011 LTM Sept 2012 CASH FLOW FUNDS PLANNED GROWTH 25 (1) See Adjusted EBITDA reconciliation in appendix for detail. (2) Includes store remodeling and vignettes. (3) See Illustrative Cash Flow in appendix for detail. Adj. EBITDA (1) Illustrative Net Cash Flow (3) New Store Openings Total CapEx 27% 28% 28% 28% % Margin $8 $14 $19 $23 (2) Stores DC Corporate 9

TILESHOP.COM TILE SHOP - COMPELLING INVESTMENT OPPORTUNITY 26 Proven and Successful Business Model 1 Favorable Macro Economic Trends 2 Consistent Strong Financial Performance 3 Early In Expansion Life Cycle 4 Internally Generated Cash Funds Future Growth 5 In Summary…Tile Shop Rocks!

TILESHOP.COM 27 APPENDIX

TILESHOP.COM EXPECTED INCREMENTAL COSTS 28  The Company expects to incur non - cash stock - based compensation costs of $2 - 3 million, annually  Incremental costs are expected to reduce EBITDA margins in the near term, attributable to:  Public company costs, including: » Sarbanes - Oxley compliance » Nasdaq listing s / SEC filings » Professional Fees – Legal / Accounting / Investor Relations » D + O insurance / fees  Growth related G&A infrastructure costs  Acceleration of new store openings » Pre - opening costs » Margin drag – 12 to18 months

TILESHOP.COM $115 $136 9M Sept 2011 9M Sept 2012 29 COMPELLING YTD SEPT. 2012 RESULTS Net Sales Adj. EBIT (1) Number of Stores Adj. EBITDA (1) (1) See Adjusted EBITDA reconciliation in appendix for detail. $33 $39 9M Sept 2011 9M Sept 2012 ($ in Millions) 53 62 Sept 2011 Sept 2012 $27 $31 9M Sept 2011 9M Sept 2012 ($ in Millions) ($ in Millions) SS Sales 6.1% 5.5% % Margin 28% 28%

TILESHOP.COM NEW STORE SALES RAMP / UNIT COST 30 One Year Sales Ramp Assumptions (1) Non - cash expense . (2) Includes gross capex (net of tenant improvements) and inventory. Pre-Open Q1 Q2 Q3 Q4 Expenses (1) ($80,000) -- -- -- -- Net Cash Investment (2) ($1,400,000) -- -- -- -- Store Sales -- $300,000 $475,000 $525,000 $600,000 Adj. 4-Wall Contribution -- $4,000 $29,000 $63,000 $126,000 Adj. 4-Wall Contribution Margin -- 1% 6% 12% 21% Store Cost Sales Build ($ in Millions)

TILESHOP.COM ILLUSTRATIVE CASH FLOW DETAIL 31 2009 2010 2011 2012 New Stores Added 1 5 5 9 Adjusted EBITDA (1) $32 $38 $43 $49 Less: Taxes (2) 8 11 11 13 Less: Interest (3) 2 2 2 2 Leveraged Free Cash Flow $21 $26 $29 $34 Total CapEx $8 $14 $19 $23 Net Cash Flow (4) $13 $11 $11 $11 Historical Note: Excludes final payment of deferred compensation in 2013 of $6 million. (1) See Adjusted EBITDA reconciliation in appendix for detail. (2) Assumes 35% cash tax rate. (3) Assumes $70 million of debt at current rate of ~3.00%. (4) Excludes incremental cash used toward working capital requirements. ($ in Millions) LTM Sept. 30

TILESHOP.COM ADJUSTED EBITDA RECONCILIATION 32 ($ in Millions) 2009 2010 2011 2011 2012 2012 Net Sales $116 $135 $153 $115 $136 $174 Net Income (loss) $23 $30 $31 $25 $31 $37 Interest Expenses 1 0 0 0 1 1 Income Taxes 1 1 1 1 (4) (4) Depreciation & Amortization 7 7 9 6 8 10 Deferred Compensation Expense 0 0 1 1 4 4 Stock-based Compensation - - - - 0 0 Adj. EBITDA $32 $38 $43 $33 $39 $49 Depreciation & Amortization 7 7 9 6 8 10 Adj. EBIT $25 $31 $34 $27 $31 $39 Dec. 31, Fiscal Year End 9m Ended Sept. 30, LTM Sept. 30

TILESHOP.COM SHARE COUNT RECONCILIATION 33 ($ in Millions) Illustrative Share Count at Various Prices Note: Analysis assumes treasury method. Share Price $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 Public Shareholders 7.0 7.0 7.0 7.0 7.0 7.0 Tile Shop Current Owners 32.0 32.0 32.0 32.0 32.0 32.0 JWCAC Sponsor 3.5 3.5 3.5 3.5 3.5 3.5 Restricted Shares 0.3 0.3 0.3 0.3 0.3 0.3 Total Common Shares (mm) 42.8 42.8 42.8 42.8 42.8 42.8 Warrants Outstanding Strike Price 17.8 17.8 17.8 17.8 17.8 17.8 Equivalent Common Shares $11.50 0.0 0.7 3.2 5.0 6.4 6.4 Stock Options Outstanding Strike Price 1.75 1.75 1.75 1.75 1.75 1.75 Equivalent Common Shares $10.00 0.0 0.3 0.5 0.7 0.8 0.9 FULLY DILUTED SHARES (mm) 42.8 43.8 46.5 48.5 50.0 50.1

TILESHOP.COM 2012 Cash and Equivalents $6 Long-Term Liabilities: Long-Term Debt, Net of Current 1 Deferred Rent 18 Capital Leases, Net of Current 1 Promissory Notes 66 Total Long-Term Liabilities $87 Total Stockholder's Equity $42 Total Capitalization $129 LTM Financial Data Adj. EBITDA $49 Interest Expense 1 LTM Credit Statistics Adj. EBITDA / Cash Interest 63.0x Total Debt / Adj. EBITDA 1.4 Total Net Debt / Adj. EBITDA 1.3 Total Debt / Total Capitalization 52% CAPITALIZATION 34 ($ in Millions) (1) Includes Promissory Notes and Long - Term Debt. (2) Represents the last twelve month period ended September 30, 2012. See adjusted EBITDA reconciliation in appendix for detail. As of Sept. 30 (2) (1) (1) (1)